UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2024
PHINIA INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-41708	92-2483604
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3000 University Drive	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 732-1900
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of     Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2024, the Board of Directors (the “Board”) of PHINIA Inc. (the “Company”) increased the size of the Board from seven to eight members and elected Meggan M. Walsh to fill the resulting vacancy, each effective July 1, 2024 (the “Effective Date”). The Board has affirmatively determined that Ms. Walsh, age 60, is an independent director under New York Stock Exchange listing standards and the Company’s independence requirements, as set forth in its Corporate Governance Guidelines.

There are no arrangements or understandings between Ms. Walsh and any other person pursuant to which she was selected as a director, and there are no relationships or transactions to which Ms. Walsh (or any member of her immediate family) is a party that would require disclosure under Item 404(a) of Regulation S-K.

As of the Effective Date, Ms. Walsh will participate in the Company’s non-employee director compensation program described in the Company’s proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 27, 2024. Ms. Walsh’s annual equity award pursuant to the non-employee director compensation program and her Board committee appointment will be approved by the Board at a later date.

A copy of the press release announcing the election of Ms. Walsh to the Board is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description
99.1	Press release issued by PHINIA Inc. dated June 25, 2024
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHINIA Inc.

Date: June 25, 2024	By:	/s/ Robert Boyle
Name: Robert Boyle
Title: Vice President, General Counsel and Secretary